Exhibit 99.2

APPENDIX I
CONDITIONS AND FURTHER TERMS OF THE OFFERS

The Offers, which will be made by JPMorgan on behalf of the Offeror, will comply with the applicable rules of the Code, will be governed by English law and will be subject to the jurisdiction of the courts of England. In addition, the Offers will be subject to the terms and conditions to be set out in the Offer Document and related Form of Acceptance.

1. Conditions of the Ordinary Offer

The Ordinary Offer will be conditional upon:

(i)	valid acceptances of the Ordinary Offer being received (and not, where permitted, withdrawn) by not later than 3.00 pm (London time) on the first closing date of the Ordinary Offer (or such later time(s) and/or date(s) as Honeywell may, subject to the rules of the Code or with the consent of the Panel, decide) in respect of not less than 90 per cent., (or such lesser percentage as Honeywell may decide) in nominal value of the Novar Ordinary Shares to which the Ordinary Offer relates, provided that, unless agreed by the Panel, this condition shall not be satisfied unless Honeywell and/or any of its wholly-owned subsidiaries shall have acquired or agreed (unconditionally or subject only to conditions that will be fulfilled upon the Ordinary Offer becoming or being declared unconditional in all respects) to acquire (pursuant to the Ordinary Offer or otherwise) Novar Ordinary Shares carrying in aggregate more than 50 per cent. of the voting rights then normally exercisable at a general meeting of Novar including for this purpose (to the extent, if any, required by the Panel) any such voting rights attaching to any Novar Ordinary Shares that are unconditionally allotted or issued before the Ordinary Offer becomes or is declared unconditional as to acceptances, whether pursuant to the exercise of any outstanding subscription or conversion rights or otherwise. For the purposes of this condition:

(a)	the expression ‘Novar Ordinary Shares to which the Ordinary Offer relates’ shall be construed in accordance with sections 428 to 430F (inclusive) of the Companies Act;

(b)	Novar Ordinary Shares that have been unconditionally allotted but not issued shall be deemed to carry the voting rights that they will carry upon issue;

(c)	Novar Ordinary Shares that cease to be held in treasury are Novar Ordinary Shares to which the Ordinary Offer relates; and

(d)	valid acceptances shall be treated as having been received in respect of any Novar Ordinary Shares that Honeywell or any other member of the Wider Honeywell Group shall, pursuant to section 429(8) and, if applicable, section 430E of the Companies Act, be treated as having acquired or contracted to acquire by virtue of acceptances of the Offer;

(ii)	Honeywell having acquired or agreed (unconditionally or subject only to conditions that will be fulfilled upon the Ordinary Offer becoming or being declared unconditional in all respects) to acquire (pursuant to the Ordinary Offer, the Preference Offer or otherwise) Novar Shares representing in aggregate at least 80 per cent. (or such lesser percentage as Honeywell may decide) of the market value and the voting power of the issued and to be issued share capital of Novar;

(iii)	no Third Party having intervened in any way and there not continuing to be outstanding any statute, regulation or order of any Third Party in each case which would or might be expected (in any case to an extent which is material in the context of the Wider Honeywell Group or the Wider Novar Group, as the case may be, in each case, taken as a whole) to:

(a)	make the Offers or their implementation or the acquisition or proposed acquisition by Honeywell or any other member of the Wider Honeywell Group of any shares or other securities in, or control of, Novar or any other member of the Wider Novar Group, void, unenforceable and/or illegal in any jurisdiction or otherwise directly or indirectly restrain, restrict, prohibit, prevent, materially delay or otherwise interfere with the implementation thereof, or impose material additional conditions or obligations with respect to the Offers or such acquisition or control, or otherwise challenge, impede or hinder the Offers or their implementation, or require amendment to the terms of the Offers or the acquisition or proposed acquisition of any such shares or securities by Honeywell or any other member of the Wider Honeywell Group, or the acquisition of control of Novar by Honeywell;

(b)	require, prevent, or materially delay the divestiture or alter the terms of any proposed divestiture by Honeywell or any other member of the Wider Honeywell Group or by Novar or any other member of the Wider Novar Group of all or any part of their respective businesses, assets or properties or impose any limitation on the ability of any of them to conduct any of their respective businesses or to own or control any of their respective assets or properties or any material part thereof;

(c)	limit or materially delay the ability of any member of the Wider Honeywell Group or any member of the Wider Novar Group to acquire or to hold or to exercise effectively, directly or indirectly, all or any rights of ownership in respect of shares or other securities in, or to exercise voting or management control over, any member of the Wider Honeywell Group or any member of the Wider Novar Group;

(d)	except pursuant to Part XIIIA of the Companies Act in connection with the Offers, require any member of the Wider Honeywell Group or of the Wider Novar Group to acquire, or to offer to acquire, any shares or other securities (or the equivalent) or interest in any member of either group or any asset owned by any third party;

(e)	require, prevent or materially delay the divestiture or alter the terms envisaged for any proposed divestiture by any member of the Wider Honeywell Group of any shares or other securities (or the equivalent) in Novar;

(f)	limit to a material extent the ability of any member of the Wider Honeywell Group or of the Wider Novar Group to conduct or integrate or co-ordinate its business, or any part of it, with the businesses or any part of the businesses of any other member of the Wider Honeywell Group or of the Wider Novar Group;

(g)	result in any member of the Wider Novar Group ceasing to be able to carry on business under any name under which it presently does so; or

(h)	otherwise adversely affect the business, assets, profits, financial or trading position or prospects of any member of the Wider Novar Group or of the Wider Honeywell Group,

and all applicable waiting and other time periods during which any Third Party could intervene under the laws of any relevant jurisdiction, in respect of the Offers or the acquisition or proposed acquisition of any shares or other securities in, or control of, Novar by Honeywell or any other member of the Wider Honeywell Group, having expired, lapsed or been terminated;

(iv)	to the extent that Council Regulation (EC) 139/2004 of January 20, 2004, on the control of concentrations between undertakings (“ECMR”) may be applied, the Offers are conditional on the European Commission indicating, in terms reasonably satisfactory to Honeywell, that in connection with the proposed acquisition of control of the Novar Group by Honeywell, or any matter arising therefrom, it does not intend to initiate proceedings under Article 6(1)(c) of the ECMR; in the event that a request under Article 9(2) of the ECMR has been made, the European Commission indicating that it does not intend to make a referral of the proposed acquisition of control of the Novar Group by Honeywell or any matter arising therefrom to one or more competent authorities under Article (9)(1) of the ECMR;

(v)	all necessary notifications, filings and applications having been made, all regulatory and statutory obligations in any relevant jurisdiction having been complied with, all appropriate waiting and other time periods (including any extensions of such waiting and other time periods) under any applicable legislation or regulations of any relevant jurisdiction including but not limited to the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976 having expired, lapsed or been terminated in each case in respect of the Offers or the acquisition or proposed acquisition of any shares or other securities in, or control of, Novar or any other member of the Wider Novar Group by any member of the Wider Honeywell Group or the carrying on by any member of the Wider Novar Group of its business;

(vi)	all authorisations and determinations necessary or appropriate in any relevant jurisdiction for or in respect of the Offers or the acquisition or proposed acquisition of any shares or other securities in, or control of, Novar or any other member of the Wider Novar Group by any member of the Wider Honeywell Group or in relation to the continuation of the business of any member of the Wider Novar Group having been obtained, in terms and in a form satisfactory to Honeywell, from all relevant Third Parties or (without prejudice to the generality of the foregoing) from any persons or bodies with whom any member of the Wider Novar Group has entered into contractual arrangements that are material in the context of the Wider Novar Group taken as a whole and such authorisations and determinations, together with all authorisations and determinations necessary or appropriate for any member of the Wider Novar Group to carry on its business, remaining in full force and effect and there being no notice or intimation of any intention to revoke, suspend, restrict, modify or not renew any of the same in any such case in so far as is material in the context of the Wider Honeywell Group or Wider Novar Group, as the case may be, in each case, taken as a whole;

(vii)	except as publicly announced by Novar, or as fairly disclosed by or on behalf of Novar to Honeywell or its advisers in connection with the Offers prior to December 12, 2004, there being no provision of any agreement, arrangement, licence or other instrument to which any member of the Wider Novar Group is a party, or by or to which any such member or any of its assets is or are or may be bound, entitled or subject or any event or circumstance, which, in each case as a consequence of the Offers or the acquisition or proposed acquisition of any shares or other securities in, or control of, Novar or any other member of the Wider Novar Group by any member of the Wider Honeywell Group or otherwise, could or might reasonably be expected to result in, (in any case to an extent that is or would be material in the context of the Wider Novar Group taken as a whole):

(a)	any monies borrowed by, or any other indebtedness or liabilities (actual or contingent) of, or any grant available to, any such member being or becoming repayable or capable of being declared repayable immediately or prior to its stated maturity, or the ability of any such member to borrow moneys or incur any indebtedness being withdrawn or inhibited or becoming capable of being withdrawn;

(b)	any such agreement, arrangement, licence or other instrument, or the rights, liabilities, obligations or interests or business of any member of the Wider Novar Group thereunder, or the interests or business of any such member in or with any other person, firm, company or body (or any arrangement or arrangements relating to any such interests or business) being, or becoming capable of being, terminated or adversely modified or affected or any onerous obligation or liability arising or any adverse action being taken or arising thereunder;

(c)	any member of the Wider Novar Group ceasing to be able to carry on its business under any name under which it presently does so;

(d)	any asset or interest of or used by any member of the Wider Novar Group being or falling to be disposed of or changed or ceasing to be available to any member of the Wider Novar Group or any right arising under which any such asset or interest could be required to be disposed of or could cease to be available to any member of the Wider Novar Group, in each case otherwise than in the ordinary course of business;

(e)	the creation or enforcement of any mortgage, charge or other security interest over the whole or any material part of the business, property or assets of any member of the Wider Novar Group or any such mortgage, charge or other security interest (whenever created, arising or having arisen) becoming enforceable;

(f)	the creation of any liability (actual or contingent) by any member of the Wider Novar Group otherwise than in the ordinary course of business; or

(g)	the value of or the financial or trading position or prospects of any member of the Wider Novar Group being prejudiced or adversely affected;

(viii)	since December 31, 2003, save as publicly announced, or save as fairly disclosed by or on behalf of Novar to Honeywell or its advisers in connection with the Offers prior to December 12, 2004, no member of the Wider Novar Group having:

(a)	(save as between Novar and, on a pre-emptive basis, any member of the Wider Novar Group or upon the exercise of rights to subscribe for Novar Shares pursuant to the exercise of options granted under any of the Novar Share Option Schemes on or prior to December 31, 2003, or details of which have been fairly disclosed in writing by or on behalf of Novar to Honeywell or its advisers in connection with the Offers prior to December 12, 2004, “disclosed options”) issued or agreed to issue or authorised or proposed the issue of additional shares of any class, or of securities convertible into or exchangeable for, or rights, warrants or options to subscribe for or acquire, any such shares or convertible securities or transferred or sold any shares out of treasury (save for the transfer of shares out of treasury on the exercise of disclosed options) or redeemed, purchased or repaid any of its own shares or other securities or reduced or made any other change to any part of its share capital;

(b)	recommended, declared, paid or made or proposed to recommend, declare, pay or make any bonus, dividend or other distribution whether payable in cash or otherwise (other than to Novar or a wholly-owned subsidiary of Novar);

(c)	save for transactions between members of the Novar Group, acquired or disposed of or transferred, mortgaged or charged or created any security interest over any assets or any rights, title or interest in any asset (including shares and trade investments), which, in each case, is material in the context of the Wider Novar Group taken as a whole, or merged with or demerged any body corporate or authorised or proposed or announced any intention to propose any such merger, demerger, acquisition, disposal, transfer, mortgage, charge or security interest (other than in the ordinary course of business);

(d)	made or authorised or proposed or announced an intention to propose any change in its loan capital or issued, authorised or proposed the issue of any debentures;

(e)	(save in the ordinary course of business or for transactions between members of the Novar Group) incurred or increased or become subject to any indebtedness or liability (actual or contingent) which is material in the context of the Wider Novar Group taken as a whole;

(f)	entered into, varied or authorised any agreement, transaction, arrangement or commitment (whether in respect of capital expenditure or otherwise) which:

(i)	is of a long-term, onerous or unusual nature or magnitude or which involves or could involve an obligation of such a nature or magnitude; or

(ii)	could restrict the business of any member of the Wider Novar Group, and in any case which is material in the context of the Wider Novar Group taken as a whole;

(g)	entered into or varied the terms of any contract, agreement or arrangement with any of the Directors of Novar or any other director or senior executive of any member of the Wider Novar Group;

(h)	waived or compromised any claim other than in the ordinary course of business in any case in a manner or on terms that are material in the context of the Wider Novar Group taken as a whole;

(i)	taken any corporate action or had any legal proceedings instituted or threatened against it or petition presented or order made, in each case in relation to the suspension of payments, moratorium of any indebtedness, its winding-up (voluntary or otherwise), dissolution or reorganisation or for the appointment of a receiver, administrator, manager, administrative receiver, trustee or similar officer of all or any material part of its assets or revenues or any analogous proceedings in any jurisdiction or appointed any analogous person in any jurisdiction or had any such person appointed;

(j)	been unable, or admitted in writing that it is unable, to pay its debts or having stopped or suspended (or threatened to stop or suspend) payment of its debts generally or ceased or threatened to cease carrying on all or a substantial part of its business;

(k)	proposed, agreed to provide or modified the terms of any share option scheme, incentive scheme, or other benefit relating to the employment or termination of employment of any employee of the Wider Novar Group;

(l)	made or agreed or consented to any significant change to the terms of the trust deeds constituting the pension schemes established for its directors, employees or their dependants or the benefits which accrue, or to the pensions which are payable, thereunder, or to the basis on which qualification for, or accrual or entitlement to, such benefits or pensions are calculated or determined or to the basis on which the liabilities (including pensions) of such pension schemes are funded or made, or agreed or consented to any change to the trustees involving the appointment of a trust corporation;

(m)	implemented, effected or authorised, proposed or announced its intention to implement any composition, assignment, reconstruction, amalgamation, commitment, scheme or other transaction or arrangement (other than the Offers);

(n)	made any alteration to the memorandum or articles of association of Novar or any material alteration to the memorandum or articles of association of any of Novar’s subsidiaries; or

(o)	entered into any contract, commitment, agreement or arrangement or passed any resolution with respect to, or announced an intention to, or to propose to effect, any of the transactions, matters or events referred to in this condition;

(ix)	since December 31, 2003, and save as publicly announced, or as fairly disclosed by or on behalf of Novar to Honeywell or its advisers in connection with the Offers prior to December 31, 2004:

(a)	no adverse change or deterioration having occurred in the business, assets, financial or trading position or profits or prospects of Novar or any other member of the Wider Novar Group that is material in the context of the Wider Novar Group taken as a whole;

(b)	no litigation or arbitration proceedings, prosecution or other legal proceedings having been instituted, announced, implemented or threatened in writing by or against or remaining outstanding against or in respect of any member of the Wider Novar Group or to which any member of the Wider Novar Group is or may become a party (whether as plaintiff, defendant or otherwise) the effect of which is adverse to any member of the Wider Board Group to an extent which in any case is material in the context of the Wider Novar Group taken as a whole;

(c)	(other than as a result of the Offers) no enquiry or investigation by, or complaint or reference to, any Third Party having been threatened in writing, announced, implemented or instituted by or against or remaining outstanding against or in respect of any member of the Wider Novar Group which in any such case is adverse to the interests of any member of the Wider Novar Group and is material in the context of the Wider Novar Group taken as a whole; and

(d)	no contingent or other liability of any member of the Wider Novar Group having arisen or become apparent or increased which in any case is material in the context of the Wider Novar Group taken as a whole;

(x)	save as fairly disclosed by or on behalf of Novar to Honeywell or its advisers in connection with the Offers prior to December 12, 2004, Honeywell not having discovered since December 12, 2004:

(a)	that any financial, business or other information concerning Novar or the Wider Novar Group that has been disclosed at any time by or on behalf of any member of the Wider Novar Group whether publicly, or to any member of the Wider Honeywell Group prior to December 13, 2004, is misleading, contains any misrepresentation of fact or omits to state a fact necessary to make the information contained therein not misleading and which was not subsequently corrected before December 12, 2004, by disclosure either publicly or otherwise to Honeywell, to an extent which in any such case is material and adverse in the context of the Wider Novar Group taken as a whole and the acquisition of Novar by Honeywell; or

(b)	that any member of the Wider Novar Group is subject to any liability (actual or contingent) that has not been disclosed to any member of the Wider Honeywell Group or publicly announced prior to December 12, 2004, and which in any case is material in the context of the Wider Novar Group taken as a whole;

(c)	any information which affects the import of any information disclosed in writing at any time prior to December 12, 2004, by or on behalf of any member of the Wider Novar Group whether publicly or to Honeywell to an extent which is material and adverse in the context of the Wider Novar Group taken as a whole and the acquisition of Novar by Honeywell;

(xi)	Honeywell not having discovered since December 12, 2004 that, save as publicly announced or fairly disclosed by or on behalf of Novar to Honeywell or its advisers in connection with the Offers prior to December 12, 2004:

(a)	any past or present member of the Wider Novar Group has not complied with all applicable legislation or regulations of any jurisdiction or authorisations with regard to the storage, disposal, discharge, carriage, spillage, leak or emission of any waste or hazardous substance or any substance likely to impair the environment or harm human health, or otherwise relating to environmental matters or the health and safety of any person, or that there has otherwise been any such use, treatment, handling, storage, transport, release, disposal, discharge, spillage, leak or emission (whether or not this constituted a non-compliance by any person with any legislation or regulations and wherever the same may have taken place) which, in any case, would be likely to give rise to any liability (whether actual or contingent) or cost on the part of any member of the Wider Novar Group which in any case is material in the context of the Wider Novar Group taken as a whole; or

(b)	there is, or is likely to be, any liability (whether actual or contingent) to make good, repair, reinstate or clean up any property now or previously owned, occupied or made use of by or on behalf of any past or present member of the Wider Novar Group, or in which any such member may now or previously have had or be deemed to have or have had an interest, or any other property or any controlled waters under any environmental legislation, regulation, notice, circular or order or other lawful requirement of any relevant authority or Third Party or otherwise which in any case is material in the context of the Wider Novar Group taken as a whole; or

(c)	that circumstances exist whereby a person or class of persons would be likely to have a claim in respect of any product or process of manufacture or materials used therein now or previously manufactured, sold or carried out by any past or present member of the Wider Novar Group which is or would be material in the context of the Wider Novar Group taken as a whole.

For the purposes of these conditions:

(a)	‘Third Party’ means any government, government department or governmental, quasi-governmental, supranational, statutory, regulatory or investigative body, authority (including any national anti-trust or merger control authority), court, trade agency, association, institution or professional or environmental body or any other person or body whatsoever in any relevant jurisdiction;

(b)	a Third Party shall be regarded as having ‘intervened’ if it has decided to take, institute, implement, or threaten any action, proceeding, suit, investigation or enquiry or reference, or made, enacted or proposed any statute, regulation, decision, order or change to published practice, or taken any measures or other steps or required any action to be taken or information to be provided or otherwise having done anything and ‘intervene’ shall be construed accordingly;

(c)	‘authorisations’ means authorisations, orders, grants, recognitions, confirmations, consents, licences, clearances, permissions, exemptions and approvals;

(d)	‘publicly announced’ means fairly disclosed in the annual report and accounts of Novar for the year ended December, 31 2003 or otherwise announced on or before December 12, 2004 by Novar by the delivery of an announcement to a Regulatory Information Service; and

(e)	‘the Wider Novar Group’ means Novar and its subsidiary undertakings, associated undertakings and any other undertakings in which Novar and such undertakings (aggregating their interests) have a substantial interest and ‘the Wider Honeywell Group’ means Honeywell and its subsidiary undertakings, associated undertakings and any other undertaking in which Honeywell and such undertakings (aggregating their interests) have a substantial interest and, for these purposes, ‘subsidiary undertaking’, ‘associated undertaking’ and ‘undertaking’ have the meanings given by the Companies Act (but for this purpose ignoring paragraph 20(1)(b) of Schedule 4A to the Companies Act) and ‘substantial interest’ means a direct or indirect interest in 20 per cent. or more of the equity capital of an undertaking.

Subject to the requirements of the Panel, Honeywell reserves the right to waive all or any of the above conditions, in whole or in part, except condition (i). The Ordinary Offer will lapse if it does not become or is not declared unconditional as to acceptances. Further, the Offers will lapse unless conditions (ii) to (xi) have been fulfilled or (if capable of waiver) waived, or, where appropriate, have been determined by Honeywell to be or remain satisfied, by midnight on the day which is 21 days after the date on which the Ordinary Offer becomes or is declared unconditional as to acceptances, or such later date as Honeywell may, with the consent of the Panel, decide, provided that Honeywell shall be under no obligation to waive or treat as fulfilled any of conditions (ii) to (xi) inclusive by a date earlier than the latest date specified above for the fulfilment thereof notwithstanding that any such condition or the other conditions of the Offers may at such earlier date have been fulfilled and that there are at such earlier date no circumstances indicating that any of such conditions may not be capable of fulfilment.

Honeywell has agreed with Novar to treat any commitments required to secure an Article 6(1)(b) ECMR decision as reasonably satisfactory to Honeywell provided such commitments are not material in the context of the value of the Novar IBS business taken as a whole.

The Offers will lapse (unless otherwise agreed by the Panel) if the European Commission either initiates proceedings under Article 6(1)(c) of Council Regulation (EC) No 139/2004, or makes a referral to a competent national authority under Article 9(1) thereof and, having done so, the UK Competition Commission initiates an in-depth investigation in relation to the acquisition of Novar, before the later of 3.00 pm (London time) on the first closing date of the Ordinary Offer and the date on which the Ordinary Offer becomes or is declared unconditional as to acceptances.

If the Offers lapse they will cease to be capable of further acceptance and Honeywell and accepting Novar Shareholders shall thereupon cease to be bound by forms of acceptance submitted at or before the time when the Offers so lapse.

If Honeywell is required by the Panel to make an offer for Novar Ordinary Shares under the provisions of Rule 9 of the Code, Honeywell may make such alterations to the terms and conditions of the Offers as are necessary to comply with the provisions of that Rule.

2. Conditions of the Preference Offer

The Preference Offer will be subject only to the Ordinary Offer becoming or being declared unconditional in all respects.

3. Certain further terms of the Offers

The Novar Shares which are subject to the Offers will be acquired by Honeywell fully paid, with full title guarantee and free from all liens, charges, equitable interests, encumbrances, rights of pre-emption and other third party rights or interests of any nature whatsoever and together with all rights now or hereafter attached thereto including, without limitation, the right to receive and retain any dividend and other distribution, announced, declared, made or paid on or after the date of this announcement save for the proposed second interim dividend of 6.60 pence per Novar Ordinary Share, to be paid in lieu of a final dividend for the year ending December 31, 2004 if the Offers become or are declared unconditional in all respects.

The availability of the Offers to persons not resident in the United Kingdom may be affected by the laws of the relevant jurisdictions. Persons who are not resident in the United Kingdom should inform themselves about and observe any applicable requirements.

RELATED DEFINITIONS

The following definitions apply throughout this announcement, unless the context otherwise requires:

"Active Value"	Active Value Fund Managers Limited

"Australia"	the Commonwealth of Australia and its dependent territories

"business day"	a day, not being a Saturday or a Sunday, on which banks in London and New York are typically open for business

"Cazenove"	Cazenove & Co. Ltd

"Code"	The City Code on Takeovers and Mergers

"Companies Act"	the Companies Act 1985, as amended

"CSFB"	Credit Suisse First Boston (Europe) Limited

"Daily Official List"	the Daily Official List of the London Stock Exchange

"Form of Acceptance"	the form of acceptance, authority and election for use by Novar Shareholders in connection with the Offers

"Goldman Sachs"	Goldman Sachs International

"Honeywell"	Honeywell International or, as the context requires, a wholly owned subsidiary of Honeywell International incorporated with limited liability under the laws of England and designated by Honeywell International to make the Offers

"Honeywell Group"	Honeywell International and its subsidiaries

"Honeywell International"	Honeywell International Inc., a Delaware corporation

"Japan"	Japan, its cities, prefectures, territories and possessions;

"JPMorgan"	J.P. Morgan plc

"LIBOR"	the London Inter-Bank Offered Rate for deposits in sterling for a period of 6 months as published on the relevant business day in London at or about 11am (London time)

"Loan Note Alternative"	the alternative whereby Novar Shareholders (other than certain overseas shareholders) validly accepting the Offers may elect to receive Loan Notes instead of some or all of the cash consideration to which they would otherwise be entitled under the Offers

"Loan Notes"	the floating rate guaranteed unsecured loan notes of Honeywell to be issued pursuant to the Loan Note Alternative

"London Stock Exchange"	London Stock Exchange plc

"Melrose"	Melrose plc, which posted its cash and share offer to Novar Shareholders on November 29, 2004

"Novar"	Novar plc

"Novar Group"	Novar and its subsidiary undertakings and, where the context permits, each of them

"Novar Ordinary Shares"	the existing unconditionally allotted or issued and fully paid ordinary shares of 27 7/9 pence each in the capital of Novar (other than any such shares that may be Treasury Shares while held by Novar) and any further such shares which are unconditionally allotted or issued (including pursuant to the exercise of outstanding options granted under the Novar Share Option Schemes) prior to the date on which the Ordinary Offer closes for acceptance (or such earlier date or dates, not being earlier than the date on which the Ordinary Offer becomes unconditional as to acceptances or, if later, the first closing date of the Ordinary Offer, as Honeywell may decide)

"Novar Share Option Schemes"	the Novar plc Performance Partnership Plan, the Novar plc Executive Share Option Scheme, the Novar plc 1996 Executive Share Option Scheme, the Novar plc Savings Related Share Option Scheme and the Novar plc 1999 Savings Related Share Option Scheme

"Novar Shareholders"	holders of Novar Shares

"Novar Preference Shares"	the existing unconditionally allotted or issued and fully paid convertible cumulative redeemable preference shares of 16 2/3 pence each in the capital of Novar (other than any such shares that may be Treasury Shares while held by Novar) and any further such shares which are unconditionally allotted or issued prior to the date on which the Preference Offer closes for acceptance (or such earlier date or dates, not being earlier than the date on which the Ordinary Offer becomes unconditional as to acceptances or, if later, the first closing date of the Ordinary Offer, as Honeywell may decide)

"Novar Shares"	Novar Ordinary Shares and/or Novar Preference Shares, as the context requires

"Offer Document"	the document to be despatched on behalf of the Offeror containing the terms and conditions of the Offers

"Offeror"	a company to be formed by Honeywell for the purpose of making the Offers which will be a wholly owned, indirect subsidiary of Honeywell

"Offers"	the Ordinary Offer and the Preference Offer

"Ordinary Offer"	the recommended cash offer to be made by JPMorgan on behalf of Honeywell or a wholly-owned subsidiary of Honeywell for all of the Novar Ordinary Shares on the terms and subject to the conditions to be set out in the Offer Document and in the relevant Form of Acceptance including, where the context requires, any subsequent revision, variation, extension or renewal of such offers or election available thereunder

"overseas shareholders"	Novar Shareholders residing in, or subject to, any jurisdiction outside the UK

"Panel"	The Panel on Takeovers and Mergers

"Preference Offer"	the recommended cash offer to be made by JPMorgan on behalf of Honeywell or a wholly-owned subsidiary of Honeywell for all of the Novar Preference Shares on the terms and subject to the conditions to be set out in the Offer Document and in the relevant Form of Acceptance including, where the context requires, any subsequent revision, variation, extension or renewal of such offers or election available thereunder

"Regulatory Information Service"	any of the services set out in schedule 12 to the Listing Rules of the UK Listing Authority

"subsidiary"	shall be construed in accordance with the Companies Act

"subsidiary undertaking", "associated undertaking" and "undertaking"	shall have the meanings given by the Companies Act (but for this purposes ignoring paragraph 20(1)(b) of Schedule 4A to the Companies Act)

"substantial interest"	shall mean a direct or indirect interest in 20 per cent or more of the equity capital of an undertaking

"Treasury Shares"	any Novar Shares which are for the time being, held by Novar as treasury shares (within the meaning of Section 162A of the Companies Act)

"UK Listing Authority"	the Financial Services Authority acting in its capacity as the competent authority for listing under Part VI of the Financial Services and Markets Act 2000

"UK" or "United Kingdom"	the United Kingdom of Great Britain and Northern Ireland

"US" or "United States"	the United States of America, its possessions and territories, all areas subject to its jurisdiction or any subdivision thereof, any State of the United States and the District of Columbia

"US Persons"	as defined in Regulation S under the US Securities Act

"US Securities Act"	the United States Securities Act of 1933, as amended